UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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E.DIGITAL CORPORATION

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e.Digital Corporation

16870 West Bernardo Drive, Suite 120, San Diego, California 92127

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held August 29, 2013

TO THE STOCKHOLDERS OF E.DIGITAL CORPORATION:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of e.Digital Corporation, a Delaware corporation (the “Company”), will be held at the Radisson Suites Hotel Rancho Bernardo, located at 11520 West Bernardo Court, San Diego, California 92127, on August 29, 2013, beginning at 10:00 a.m. local time. The Annual Meeting will be held for the following purposes:

1.	To elect directors of the Company to serve as directors for the ensuing year and until such directors’ successor has been duly elected and qualified or until such directors have otherwise ceased to serve as directors.
2.	To ratify the appointment of SingerLewak LLP as independent accountants for the Company for the fiscal year ending March 31, 2014.
3.	To hold an advisory vote on the compensation of our named executive officers.
4.	To hold an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.
5.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

I strongly encourage you to sign up for electronic delivery of our future annual reports and proxy materials in order to conserve natural resources and help us save costs in producing and distributing these materials. For more information, please see “Electronic Delivery of Proxy Materials and Annual Reports” on page 2 of the Proxy Statement.

The Board of Directors has fixed the close of business on July 3, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

San Diego, California	Allen Cocumelli
July 19, 2013	Chairman of the Board

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 29, 2013.

THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE FISCAL

YEAR ENDED MARCH 31, 2013 ARE AVAILABLE AT www.proxyvote.com

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e.Digital Corporation

16870 West Bernardo Drive, Suite 120

San Diego, California 92127

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 29, 2013

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of e.Digital Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held beginning at 10:00 a.m. local time on August 29, 2013 at the Radisson Suites Hotel Rancho Bernardo, 11520 West Bernardo Court, San Diego, California 92127 and for use at any postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting. Our telephone number is (858) 304-3016 and our facsimile number is (858) 304-3023. We intend to mail or electronically deliver this proxy statement, the accompanying proxy card and Notice of Annual Meeting on or about July 19, 2013 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

We have designated a record date of July 3, 2013 for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on July 3, 2013, we had outstanding and entitled to vote 293,186,908 shares of common stock.

On all matters to be voted upon at the Annual Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders for the purposes of determining the presence of a quorum and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole “routine” matter – the ratification of the appointment of our independent registered public accounting firm. Your broker will not have discretion to vote on our “non-routine” matters absent direction from you – the election of directors recommended by the Board of Directors, the advisory vote on the compensation of our named executive officers and the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. Directors will be elected by a plurality of the votes cast. As a result, the four nominees receiving the greatest number of affirmative votes will be elected. Abstentions and broker non-votes will not affect the election of a nominee who receives a plurality of votes. The affirmative vote of a majority of the shares voting on the compensation of the Company’s named executive officers is required to approve the proposal. For purposes of determining approval of the proposal, an abstention will have the same legal effect as a vote “against” the proposal and broker non-votes will not affect the results of this vote. The advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers will be determined by a plurality of votes cast. This means that the option receiving the highest number of votes will be approved. Neither broker non-votes nor abstentions will affect the outcome of the proposal.

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The Board of Directors recommends that stockholders vote as follows:

•	FOR election of the four directors named in this Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified (see page 2);
•	FOR ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014 (see page 6);
•	FOR the approval of the compensation of our named executive officers (see page 8); and
•	To hold future advisory votes on the compensation of our named executive officers on a triennial basis (see page 8).

If any other matter is presented, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Chairman of the Board at our principal offices, 16870 West Bernardo Drive, Suite 120, San Diego, California 92127, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. If you hold shares through a bank or broker, you must contact that firm to revoke any prior proxy.

Stockholder Proposals

Any proposal relating to a proper subject which an eligible stockholder may intend to present for action at the Company’s 2014 Annual Meeting of Stockholders and which such stockholder may wish to have included in the proxy material for such meeting in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) must be received as far in advance of the meeting as possible in proper form by the Secretary of the Company at 16870 West Bernardo Drive, Suite 120, San Diego, California 92127 and in any event not later than March 20, 2014.  It is suggested that any such proposal be submitted by certified mail, return receipt requested.

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class and number of shares which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his or her capacity as a proponent to a stockholder proposal.

Annual Report to Stockholders

The Company’s Annual Report to Stockholders for the year ended March 31, 2013, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement. Printed copies will be made available upon request.

Electronic Delivery of Proxy Materials and Annual Reports

If you are a stockholder of record, you may request and consent to electronic delivery of our future proxy materials and annual reports by following the instructions on your proxy card. If your shares are held in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and you will be sent an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report. Your consent to electronic delivery will remain in effect until you revoke it. If you selected electronic delivery in a previous year, we will not mail the materials to you this year and you will receive an e-mail message with the Internet address where you may access the proxy materials and annual report for the current year.

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ELECTION OF DIRECTORS

(Proposal One)

General

The Company’s bylaws state that the Board of Directors shall consist of not less than four nor more than seven members. The specific number of Board members within this range is established by the Board of Directors and is set at four for this election. A Board of four directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company’s four nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. There are no arrangements or understandings between us and any other person pursuant to which he or she was or is to be selected as a director or nominee. There are no other persons whose activities are material or are expected to be material to the Company’s affairs.

The term of office of each person elected as a director will continue until the next annual meeting of stockholders and such time as his or her successor is fully elected and qualified or until his or her earlier resignation, removal or death.

The four candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors.

The Board of Directors recommends that stockholders vote “FOR” each of the Director nominees listed below.

Nominees

The names of the nominees and certain information about them, as of the date of this proxy statement, are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the independent members of the Board to believe that, as of the date of this proxy statement, that nominee should continue to serve on the Board. However, each independent director may have a variety of reasons for believing a particular person would be an appropriate board member, and these views may differ from the views of other independent directors.

Name	Age	Position and Offices	Director Since
Alfred H. Falk	58	President, Chief Executive Officer and Director	2009
Allen Cocumelli (1)(2)	62	Chairman of the Board and Director	1999
Renee Warden (1)	49	Director	2005
Eric M. Polis (2)	43	Secretary and Director	2008

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.

Alfred H. Falk – was promoted and appointed as President and Chief Executive Officer of the Company by the Board of Directors on January 20, 2009 when he was also appointed as a Director.  Mr. Falk had been the Company’s Vice President of Corporate Development since July 2004. He formerly served as President and a member of the Board of the Company from January 1997 (and from July 1998 as Chief Executive Officer) until July 2004. From March 1995 to January 1997, he served as Vice President of Corporate Development and Vice President of OEM and International Sales. Prior to joining the Company, Falk worked for Resources Internationale as director of U.S. sales from 1993 to 1995. From 1988 to 1993, he was the manager of OEM sales and technology licensing for Personal Computer Products, Inc. From 1978 to 1988, he held several management positions at DH Technology. Mr. Falk’s extensive business experience and background, prior sales experience, and his long service with the Company including as Chief Executive Officer since 2009, qualifies him to serve on our Board.

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Allen Cocumelli – was appointed Chairman of the Board in October 2008. He also previously served as Chairman of the Board from April 2000 to November 2002. Mr. Cocumelli has been Secretary and General Counsel of SimpleNet, Inc. since 2004. Since 1995 he also has had a part-time solely owned law practice. Prior thereto, he was a Director of Website Services at Yahoo! Inc. from 2000 to 2004. Prior to joining Yahoo! Inc., Mr. Cocumelli was General Counsel of Simplenet Network Communications Inc. from 1996 and Chief Operating Officer of Simplenet Network Communications Inc. from November 1997 until 1999. Prior to joining Simplenet Network Communications Inc., Mr. Cocumelli was in the private practice of law. He previously served as a manager in the Components Manufacturing Group and as Director of Corporate Training and Development at Intel. Mr. Cocumelli obtained a B.A. degree in Industrial Psychology from the University of California, Los Angeles and a J.D. from the Thomas

Jefferson School of Law. Mr. Cocumelli is a member of the California Bar Association. The Board believes that Mr. Cocumelli’s technology experience and legal background will continue to be valuable as the Company pursues its patent enforcement and licensing strategy.

Renee Warden – Ms. Warden has served as the Corporate Controller of Avantair, Inc. since 2013, and from 2011 through 2012, provided consulting services to MetLife,Inc. as a professional financial advisor. From 2009 to 2011, she served as Controller for VeriFone. From 2007 to 2009, Ms. Warden was Director of Accounting for Revolution Money, Inc. Prior to its acquisition by Crown Castles in 2007, Ms. Warden was Manager Special Projects/SOX for Global Signal, Inc. From 2005 to 2006, Ms. Warden was Vice President and Controller for Kintera, Inc. Previously, Ms. Warden was an executive officer of e.Digital Corporation. Ms. Warden joined e.Digital Corporation in 1991 as Accounting Manager, was appointed Controller and Corporate Secretary in 1997 and served as Chief Accounting Officer and Secretary from 2003 through 2005. From 1993 to 2003 Ms. Warden also held the positions of Chief Accounting Officer, Secretary and Director of Human Resources for American Technology Corporation. Ms. Warden obtained a B.S. degree in Business Accounting from the University of Phoenix in 1999. Ms. Warden’s broad financial and accounting experience positions her well to serve as a director and to fill the critical role of Audit Committee “financial expert.”

Eric M. Polis - was appointed a Director in October 2008 and Secretary in December 2010. He has been employed as an asset manager for privately-held Davric Corporation since 1997. He was Secretary, Treasurer and a Director of ASI Technology Corporation, a publicly traded specialty finance company, from July 2000 to May 2010. Mr. Polis is also a private investor and serves on the board of several Las Vegas non-profit organizations. He obtained a B.S. in Business Administration from the University of Arizona in 1993. Mr. Polis’ prior public company executive experience and broad general investment and business experience qualify him to serve on our Board.

The terms of all directors will expire at the next annual meeting of the Company’s stockholders, or when their successors are elected and qualified. Directors are elected each year, and all directors serve one-year terms. Officers serve at the pleasure of the Board of Directors. There are no arrangements or understandings between the Company and any other person pursuant to which he was or is to be selected as a director, executive officer or nominee. For information concerning beneficial ownership of Common Stock by directors, nominees and executive officers, see “Security Ownership of Certain Beneficial Owners and Management” below.

CORPORATE GOVERNANCE

General

Pursuant to Delaware law and our bylaws, our business and affairs are managed by or under the direction of our Board of Directors. Members of the Board are kept informed of our business through discussions with our President and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Our Board has two standing committees:

•	The Audit Committee
•	The Compensation Committee

A copy of our Audit Committee Charter is posted on the Company’s website and is available for review at www.edigital.com. Copies also are available in print, free of charge, by writing to Investor Relations, e.Digital Corporation, 16870 West Bernardo Drive, Suite 120, San Diego, California 92127. The Compensation Committee does not have a charter.

Director Independence

Our Board of Directors is comprised of four individuals. The Board of Directors has adopted the independence standards applicable to NASDAQ Stock Market listed issuers and after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm the Board has determined that two members (Messrs. Cocumelli and Warden) are independent under such standards. While Mr. Cocumelli, as Chairman of our Board of Directors, is technically considered as an executive officer under our bylaws, we do not believe that he meets the definition of an “executive officer” under Rule 16a-1(f) of the Exchange Act in that he does not perform any policy-making functions for our Company, nor is he compensated for this position. Consequently, we consider Mr. Cocumelli as independent.

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Board Committees and Meetings

The Board of Directors met three times during fiscal 2013 and acted by unanimous written consent one time. During such fiscal year, each Board member attended 100% of the meetings of the Board held during the period for which he was a director.

The Company has an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee or a Corporate Governance Committee.

Audit Committee -The Audit Committee, currently consisting of Ms. Warden and Mr. Cocumelli, assists our Board of Directors in discharging its responsibilities to oversee the integrity of our financial statements, our compliance with legal and regulatory requirements and the independent auditor’s qualifications and independence. It reviews the audit and control functions of the Company, the Company’s accounting principles, policies and practices and financial reporting, the scope of the audit conducted by our Company’s auditors, the fees and all non-audit services of the independent auditors and the independent auditors’ opinion and letter of comment to management and management’s response thereto. The Audit Committee is governed by a written charter adopted in 2000, and amended in March, 2013 (see Appendix A). The Audit Committee held four meetings during the fiscal year ended March 31, 2013.

Our Board of Directors has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our Company’s balance sheet, income statement and cash flow statement. Our Board of Directors has also determined that Ms. Warden qualifies as an “audit committee financial expert,” as defined in applicable Securities Exchange Commission rules. Since December 20, 2010, when the current Audit Committee was designated, the Board has determined that the members have met the independence and other requirements of applicable Securities Exchange Commission rules.

Compensation Committee -The Compensation Committee, currently comprised of two non-employee Board members, Allen Cocumelli and Eric M. Polis (appointed as Secretary on December 20, 2010 an uncompensated non-employee officer position), assists our Board of Directors in discharging its responsibilities in respect of compensation of our executive officers and directors. It reviews and recommends to the Board the salaries, bonuses and perquisites of our Company’s executive officers. The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers such plans. No executive officer of our Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Company’s Board of Directors or Compensation Committee. The Compensation Committee held one meeting during the fiscal year ended March 31, 2013.

Our Compensation Committee has not adopted a formal charter. The Compensation Committee performs the following functions regarding compensation for the named executive officers (“ NEOs”):

•	Review and approve our Company’s goals relating to Principal Executive Officer (“PEO”) compensation.
•	Evaluate the PEO’s performance in light of the goals.
•	Make recommendations to the board regarding compensation to be paid to any other NEOs.
•	Annually review, for all NEOs, annual base salary, bonus, long-term incentives, employment-related agreements and special benefits.

The Committee’s compensation policies are particularly designed to align executive officer and senior management salaries and bonus compensation to the individual’s performance in the short-term and to emphasize compensation from equity, primarily employee stock options, for long-term incentives.

Upon his appointment on or about January 16, 2009, the Committee, without a formal meeting, approved for Mr. Falk a continuation of his then annual base salary of $155,000, a level the Committee felt based on the increased responsibilities was at the lower range of base salaries for Principal Executive Officers at similarly situated companies. Although the Committee attempts to align the Principal Executive Officer’s salary with performance, as part of a general company-wide effort to contain costs, it chose to provide no salary increases until July 2010 when the annual base salary for Mr. Falk was increased to $185,000. The Committee believes Mr. Falk has significant long-term stock incentives. Mr. Falk is currently an employee at will.

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Role of Board of Directors in Risk Oversight

Our management is primarily responsible to manage risk and inform the Board regarding our most material risks. The

Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The Compensation Committee oversees risk management related to our executive compensation plans and arrangements. The Board believes this structure facilitates the Board’s oversight of risk management because it allows the Board, working through its committees, including the independent Audit Committee and the Compensation Committee, to participate actively in the oversight of management’s actions. These specific risk categories and our risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

Communication with Directors

Stockholders and other interested parties who want to communicate with our Board of Directors, the non-employee Board members as a group or any other individual director should write to us at:

e.Digital Corporation

c/o Secretary

16870 West Bernardo Drive

Suite 120

San Diego, California 92127

Pursuant to procedures established by our non-employee Board members, we review each communication sent in accordance with the above instructions and forward such communication to the specified person or persons for response. We will not forward any incoherent, obscene or similarly inappropriate communication, or any communication that involves an ordinary business matter (such as a job inquiry, a business account or transaction, a request for information about us, form letters, spam, invitations and other forms of mass mailings), unless requested by a director or at Management’s discretion.

Code of Business Conduct and Ethics

The Company has adopted a Code of Conduct that includes a code of ethics that applies to all of the Company’s employees and directors (including its principal executive officer and its principal finance and accounting officer). This Code of Conduct is posted on the Company’s website and is available for review at www.edigital.com. Copies are also available in print, free of charge, by writing to Investor Relations, e.Digital Corporation, 16870 West Bernardo Drive, Suite 120, San Diego, California 92127. We intend to disclose any amendments to, or waivers from, our code of business conduct and ethics on our website.

Director Compensation

Stock Options -Directors have received in the past and may receive in the future stock options pursuant to the Company’s stock option plans.

Standard Compensation -The Company has no other arrangements to pay any direct or indirect remuneration to any directors of the Company in their capacity as directors other than in the form of reimbursement of expenses for attending directors’ or committee meetings.

RATIFICATION OF INDEPENDENT AUDITOR

(Proposal Two)

The Audit Committee has recommended, and the Board has approved, the selection of SingerLewak LLP to provide audit services to the Company for the fiscal year ending March 31, 2014. Representatives of SingerLewak LLP, are not expected to be present at the Annual Meeting.

Although this appointment of SingerLewak LLP as independent accountants is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment. If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Audit Committee of the Board will reconsider the appointment. Even if the selection of SingerLewak LLP is ratified, the Audit Committee of the Board may, in its discretion, appoint a different firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders. Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

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Fees Paid to Independent Auditors

The following table describes fees for professional audit services rendered by SingerLewak LLP, our principal accountant, for the audit of our annual financial statements for the years ended March 31, 2013 and March 31, 2012 and fees billed for other services rendered by SingerLewak LLP during those periods. These amounts include fees paid to SingerLewak LLP.

Type of Fee	Fiscal 2013	Fiscal 2012
Audit Fees (1)	$92,346	$90,000
Audit Related Fees (2)	$5,992	$5,726
Tax Fees (3)	–	–
All Other Fees (4)	–	–
Total	$98,338	$95,276

1.	Audit Fees include the aggregate fees paid by us during the fiscal year indicated for professional services rendered by SingerLewak LLP for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q.
2.	Audit Related Fees include the aggregate fees paid by us during the fiscal year indicated for assurance and related services by SingerLewak LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees.
3.	Tax Fees include the aggregate fees paid by us during the fiscal year for professional services for tax compliance, tax advice and tax planning. No such fees were billed by SingerLewak LLP for the respective periods.
4.	All Other Fees include the aggregate fees paid by us during the fiscal year indicated for products and services other than the services reported above. No such fees were billed by SingerLewak LLP for the respective periods.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditor. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence. The Audit Committee has considered the role of SingerLewak LLP in providing services to us for the fiscal year ended March 31, 2011 and has concluded that such services are compatible with their independence as our Company’s auditors. The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by SingerLewak LLP in fiscal year 2013.

Proposal

At the Annual Meeting, stockholders will be asked to ratify the appointment of SingerLewak LLP, as the independent auditors of the Company for the fiscal year ending March 31, 2014.

The Board of Directors recommends a vote “FOR” the Proposal.

AUDIT COMMITTEE REPORT

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended March 31, 2013.

The Audit Committee has reviewed and discussed the audited financial statements of e.Digital Corporation with management. The Audit Committee has discussed with SingerLewak LLP, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Interim Auditing Standard AU Section 380, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from SingerLewak LLP required by applicable requirements of the PCAOB regarding the independent accounting firm’s communications with the audit committee concerning independence, and has discussed with SingerLewak LLP its independence from our Company.

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The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors. The Board of Directors has determined that each of the members of the Audit Committee qualifies as an independent director (as defined in the Marketplace Rules of The NASDAQ Stock Market).

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that audited financial statements be included in our Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013.

By: The Audit Committee of the Board of Directors

Renee Warden

Allen Cocumelli

Advisory Vote on the Compensation

of the Company’s Named Executive Officers

(Proposal Three)

We are asking our stockholders to vote, on an advisory basis, to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC and Section 14A of the Exchange Act. This proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the agreements and practices described in this proxy statement. This vote is advisory and is therefore not binding on us or the Board. The Board values the opinions of our stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and will evaluate what, if any, actions are necessary to address those concerns.

Our executive compensation program is designed to align pay with short- and long-term company performance, to put a substantial portion of compensation at risk, and to reward unique or exceptional contributions to overall sustainable value creation for stockholders. Because the Board believes that the compensation of our named executive officers as described in “Executive Compensation” appropriately addresses those objectives, it recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the “Executive Compensation” section of this proxy statement pursuant to Item 402 of SEC Regulation S-K, including the executive compensation tables and related disclosures.

The affirmative vote of a majority of the shares voting for or against this proposal is required to approve the compensation of our named executive officers. For purposes of determining approval of this proposal, an abstention will have the same legal effect as a vote “against” the proposal and broker non-votes will not affect the results of this vote.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR approval of the compensation of our named executive officers as disclosed in the “Executive Compensation” section of this proxy statement, including the compensation tables and related disclosures.

Advisory Vote on the Frequency of Future Advisory Votes

on the Compensation of the Company’s Named Executive Officers

(Proposal Four)

In addition to the advisory vote on the compensation of our named executive officers as described above, we are asking our stockholders to vote as to the frequency of future advisory votes on the compensation of the named executive officers pursuant to the rules of the SEC and Section 14A of the Exchange Act. This proposal gives our stockholders the opportunity to express their views on whether such future advisory votes should occur every one, two or three years. This vote is advisory and is therefore not binding on us or the Board. The Board will consider the opinions of our stockholders when determining the frequency of future advisory votes on the compensation of the named executive officers.

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The Board has determined that holding an advisory vote on executive compensation every three years is the most appropriate policy for the Company at this time. Our executive compensation programs are designed to align executive pay with short- and long-term company performance, and a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to those goals. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions. Therefore, the Board recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders desire that the Company include an advisory vote on the compensation of the company’s named executive officers pursuant to Section 14A of the Exchange Act on a triennial basis.

This proposal will be determined by a plurality of votes cast. This means that the option receiving the highest number of votes will be approved. Neither broker non-votes nor abstentions will affect the outcome of the proposal.

Recommendation of the Board of Directors

Our Board of Directors recommends that you vote to hold an advisory vote on executive compensation on a triennial basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following security ownership information is set forth, as of July 3, 2013, with respect to (i) each stockholder known by us to be beneficial owners of more than 5% of our outstanding Common Stock, (ii) each of the current directors and nominees for election as directors, (iii) each of the named executive officers reflected in the Summary Compensation Table below and (iv) all current directors, nominees and executive officers as a group (five persons).

Name and Address	Amount and Nature of	Percent	Title
of Beneficial Owner	Beneficial Ownership (1)	of Class	of Class

Alfred H. Falk	2,293,850 (1)	*	Common
16870 West Bernardo Drive, Suite 120
San Diego, CA 92127

Allen Cocumelli	901,000 (2)	*	Common
16870 West Bernardo Drive, Suite 120
San Diego, CA 92127

Renee Warden	800,000 (3)	*	Common
16870 West Bernardo Drive, Suite 120
San Diego, CA 92127

Eric M. Polis	3,851,837 (4)	1.3%	Common
980 American Pacific Drive, #111
Henderson, NV 89014

MarDee Haring-Layton	190,000 (3)	*	Common
16870 West Bernardo Drive, Suite 120
San Diego, CA 92127

All officers, directors and nominees as a group (5 persons)	8,036,687 (5)	2.7%	Common

(1)	Includes 550 shares held by son to which Mr. Falk disclaims beneficial ownership. Includes options exercisable to purchase 1,300,000 shares.
(2)	Includes options exercisable to purchase 900,000 shares.
(3)	Consists of options exercisable.
(4)	Includes options exercisable to purchase 850,000 shares. Also includes (i) 1,888,601 shares of common stock held by a Family Trust of which Mr. Polis is Trustee, (ii) 1,008,236 shares of common stock held by the Polis Family LLC of which Mr. Polis is a managing member, (iii) 25,000 shares of common stock held in a personal IRA, and (iv) 80,000 shares of common stock held as custodian for minor children. Mr. Polis disclaims beneficial ownership of the shares held as custodian for the minor children.
(5)	Includes options exercisable to purchase 4,040,000 shares.

____________________________

* Less than 1%

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of March 31, 2013, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	7,145,000	$0.09	2,296,750
Equity compensation plans not approved by security holders	-0-	–	-0-
Total	7,145,000	$0.09	2,296,750

EXECUTIVE COMPENSATION

Executive Officers

Our current executive officers* are as follows:

Name	Age	Position

Alfred H. Falk**	58	President, Chief Executive Officer and Director
MarDee Haring-Layton	37	Chief Financial Officer
Eric M. Polis**	43	Secretary*** and Director

_____________________

* Allen Cocumelli, as Chairman of our Board of Directors, is technically considered as an executive officer under our bylaws. However, we do not believe that he meets the definition of an “executive officer” under Rule 16a-1(f) of the Securities Exchange Act of 1934 in that he does not perform any policy-making functions for our Company, nor is he compensated for this position.

** For additional information with respect to Messrs. Falk and Polis who are also nominees as directors, see “Election of Directors.”

*** Mr. Polis serves as Corporate Secretary, an executive officer position, but is not compensated for this role and is not considered an employee. He is considered a non-employee director (see “Director Compensation” below).

MarDee Haring-Layton was appointed Chief Financial Officer of the Company by the Board of Directors on December 5, 2011. Ms. Haring-Layton had been with the Company, on a part-time consulting basis, since July 2010. Previously, she was employed as a consultant with Resources Global Professionals, a multinational professional services firm, from 2007 to 2011. From 2005 to 2006, she was the Corporate Audit Manager at Royale Energy, Inc. Prior to Royale Energy, Ms. Haring-Layton was employed by Charlotte Russe, Inc. as Systems Control and Reporting Manager and Deloitte & Touche, LLP as an audit professional. Ms. Haring-Layton holds a B.S. in Business Administration from San Diego State University.

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Pursuant to Securities Exchange Commission rules our reportable “named executive officers” for fiscal 2013 include our President and Chief Executive Officer, Alfred H. Falk, and Ms. Haring-Layton, our Chief Financial Officer. Mr. Polis received no compensation for his role as Corporate Secretary which is considered an executive officer position and accordingly all his compensation is reported below under “Director Compensation.”

Summary Compensation Table

Name and Principal Position	Year	Salary (1)($)	Bonus ($)	Option Awards (2)($)	All Other Compensation ($)	Total ($)

Alfred H. Falk, President and	2013	$185,500	–	$0	–	$185,500
Chief Executive Officer (PEO)	2012	$185,500	–	$4,098	–	$189,598

MarDee Haring-Layton, (3)	2013	$98,500	–	$0	–	$98,500
Chief Financial Officer (PFO)	2012	$88,562	–	$2,391	–	$90,953

(1)	Represents actual cash compensation.
(2)	The value listed in the above table represents the fair value of the options granted during the year and valued under ASC 718. Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in our audited consolidated financial statements for the year ended March 31, 2013, included herein.
(3)	Ms. Haring-Layton was hired in December 2011 as an employee. Formerly, she was paid on a consulting basis at $65 per hour with a minimum commitment of 24 hours per week.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Alfred H. Falk	225,000 500,000 500,000	75,000 (1) – –	– –	$0.022 $0.155 $0.09	11/29/15 12/8/13 6/30/14
MarDee Haring-Layton	75,000 37,500 20,000 20,000	25,000 (1) 12,500 (1) – –	– – – –	$0.027 $0.022 $0.10 $0.11	11/29/15 12/5/15 12/22/14 1/26/15

(1)	These options vest 25% every six months after grant.

Option Exercises and Stock Vested Table

There were no options exercised by the Named Executive Officers during fiscal 2013. There are no pension benefits for any Named Executive Officer.

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Employment Agreements, Termination of Employment and Change in Control Arrangements

No executive officer has an employment letter or agreement.

Director Compensation

Our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors and committee meetings. Employee directors do not receive any cash compensation for services as directors and have not received any equity compensation grants designated for such services. In addition, members of the board of directors who are not employees receive equity compensation grants as consideration for board and committee service from time to time. There is no established policy as to frequency or amount of equity compensation grants for non-employee directors.

The following table sets forth the compensation paid to our non-employee directors in 2013.

Name	Fee Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
Allen Cocumelli	$500	$0	–	$500
Renee Warden	$500	$0	–	$500
Eric M. Polis	$500	$0	–	$500

(1)	The value listed in the above table represents the fair value of options on shares granted to each person during the year and valued under ASC 718. Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in our audited consolidated financial statements for the year ended March 31, 2013, included in our Annual Report on Form 10-K.
(2)	Mr. Cocumelli had option awards outstanding exercisable into 900,000 shares of common stock that were vested and exercisable.
(3)	Ms. Warden had option awards outstanding exercisable into 800,000 shares of common stock that were vested and exercisable.
(4)	Mr. Polis had option awards outstanding exercisable into 850,000 shares of common stock that were vested and exercisable.

During fiscal 2013 the Company paid the Law Office of Allen Cocumelli, owned by director Allen Cocumelli a total of $44,000 to provide legal and consulting advice to management primarily related to managing outside legal work including patent enforcement matters. The Company has retained the Law Office of Allen Cocumelli through August 2013 at the rate of $3,000 per month for future services but the arrangement is cancellable on 30 day notice.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

On occasion we engage in certain related party transactions. Related parties include directors and executive officers and their immediate family members and certain security holders and their immediate family members. For purposes of this disclosure related party security holders include any beneficial owner of more than five percent of either our common or preferred shares. The following are related party transactions with respect to the two fiscal years ended March 31, 2013.

On November 29, 2011, directors Allen Cocumelli, Renee Warden and Eric M. Polis were each granted options to acquire 250,000 shares of common stock exercisable at $0.022 per share until November 29, 2015, vesting 25% at grant and 25% each six months and subject other standard option plan conditions.

During the fiscal year ended March 31, 2013 there were no other (and there are no currently proposed) transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of total assets at year end for the last two completed fiscal years to which we were (or are to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of our common stock or other series of voting stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Common Stock to file initial reports of ownership (Forms 3) and reports of changes in ownership of Common Stock (Forms 4 and Forms 5) with the Securities and Exchange Commission.

Based solely on a review of copies of such reports furnished to our Company and representation that no other reports were required during the fiscal year ended March 31, 2013, except as set forth below, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the Securities and Exchange Commission.

OTHER BUSINESS OF THE ANNUAL MEETING

Management is not aware of any matters to come before the Annual Meeting or any postponement or adjournment thereof other than the election of directors and the ratification of accountants. However, inasmuch as matters of which Management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Annual Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by proxy directly on such matter. Upon receipt of such proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

By Order of the Board of Directors,

San Diego, California	Allen Cocumelli
July 19, 2013	Chairman of the Board

15

APPENDIX A

e.Digital Corporation

AUDIT COMMITTEE CHARTER

The Board, by resolution dated June 7, 2000, established the Audit Committee

The Board, by Unanimous Written Consent, adopted this revision on March 27, 2013

PURPOSE
To assist the board of directors in fulfilling its oversight responsibilities for (1) the integrity of the company's financial statements, (2) the company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the company's independent auditors. The audit committee will also prepare the report that SEC rules require be included in the company's annual proxy statement.

AUTHORITY
The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

•	Appoint, compensate, and oversee the work of the public accounting firm employed by the organization to conduct the annual audit. This firm will report directly to the audit committee.
•	Resolve any disagreements between management and the auditor regarding financial reporting.
•	Pre-approve all auditing and permitted non-audit services performed by the company's external audit firm.
•	Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.
•	Seek any information it requires from employees--all of whom are directed to cooperate with the committee's requests--or external parties.
•	Meet with company officers, external auditors, or outside counsel, as necessary.
•	The committee may delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.

COMPOSITION
The audit committee will consist of at least two and no more than three members of the board of directors. The board of directors will appoint committee members and the committee chair.

Each committee member will be both independent as confirmed by the BOD and financially literate. At least one member shall be designated as the "financial expert," as defined by applicable legislation and regulation. No committee member shall simultaneously serve on the audit committees of more than two other public companies.

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MEETINGS
The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tale- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, and with external auditors. It may also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES
The committee will carry out the following responsibilities:

Financial Statements

•	Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:
•	Complex or unusual transactions and highly judgmental areas
•	Major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles
•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company
•	Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements
•	Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.
•	Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."
•	Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the company's internal controls.
•	Discuss earnings press releases (particularly use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The audit committee does not need to discuss each release in advance.

17

Internal Control

•	Consider the effectiveness of the company's internal control system, including information technology security and control.
•	Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

External Audit

•	Review the external auditors' proposed audit scope and approach.
•	Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will

o	At least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the company[21]
o	Take into account the opinions of management.
o	Review and evaluate the lead partner of the independent auditor.
o	Present its conclusions with respect to the external auditor to the Board.

•	Ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.
•	Present its conclusions with respect to the independent auditor to the full board
•	Set clear hiring policies for employees or former employees of the independent auditors
•	On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

Compliance

•	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.
•	Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.
•	Review the findings of any examinations by regulatory agencies, and any auditor observations.
•	Review the process for communicating the code of conduct to company personnel, and for monitoring compliance therewith.
•	Obtain regular updates from management and company legal counsel regarding compliance matters.

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Reporting Responsibilities

•	Regularly report to the board of directors about committee activities and issues that arise with respect to the quality or integrity of the company's financial statements, the company's compliance with legal or regulatory requirements, and the performance and independence of the company's independent auditors.
•	Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.
•	Report annually to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.
•	Review any other reports the company issues that relate to committee responsibilities.

Other Responsibilities

•	Discuss with management the company's major policies with respect to risk assessment and risk management
•	Perform other activities related to this charter as requested by the board of directors.
•	Institute and oversee special investigations as needed.
•	Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.
•	Confirm annually that all responsibilities outlined in this charter have been carried out.
•	Evaluate the committee's and individual members' performance at least annually.

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E.DIGITAL CORPORATION

Annual Meeting of Shareholders

August 29, 2013 10:00 AM

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) ALFRED H. FALK and ERIC M. POLIS as proxies, or either of them, with the power to appoint his substitute, and hereby authorizes them to vote, as designated on the reverse of this ballot, all of the shares of Common Stock of E.DIGITAL CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM, PDT on August 29, 2013, at the Radisson Suites Hotel Rancho Bernardo, 11520 West Bernardo Court, San Diego, California 92127, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

(Continued and to be signed on the other side)

E.DIGITAL CORPORATION 16870 WEST BERNARD DRIVE SUITE 120 SAN DIEGO, CA 92127

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by e.Digital Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EDIGITAL CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE

FOR ITEMS 1, 2 AND 3 and 3 Years on ITEM 4.

	For All	Withhold All	For All Except	To Withhold authority to vote for any Individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below

1. ELECTION OF DIRECTORS: Nominees 01 Alfred H. Falk 02 Allen Cocumelli 03 Renee Warden 04 Eric M. Polis	☐	☐	☐

2. To ratify the selection of SingerLewak LLP as independent registered public accounting	For ☐	Against ☐	Abstain ☐

3. To approve the advisory, non-binding resolution approving the compensation of the Company’s	For ☐	Against ☐	Abstain ☐

4. Vote on an advisory, non-binding resolution on the frequency with which the stockholders of the	1 Year ☐	2 Years ☐	3 Years ☐	Abstain ☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

(Please date and sign exactly as name or names appear(s) on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)

	YES	NO
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date